DRAFT

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check  the  appropriate  box:
|_|  Preliminary  Proxy  Statement          |_| Confidential For Use of the
                                                Commission Only (as  Permitted
                                                by  Rule  14a-6(e)(2))

|X|  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                           COBB RESOURCES CORPORATION
                           --------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------
(2)  Aggregate  number  of  securities  to  which  transaction  applies:

     ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

     ------------------------------------------------------------------------
(5)  Total  fee  paid:

     ------------------------------------------------------------------------
|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

     ------------------------------------------------------------------------
(2)  For,  Schedule  or  Registration  Statement  No.:

     ------------------------------------------------------------------------
(3)  Filing  Party:

     ------------------------------------------------------------------------
(4)  Date  Filed:

     ------------------------------------------------------------------------

                           COBB RESOURCES CORPORATION
                                302 EAST JACKSON
                           WEST COLUMBIA, TEXAS  77486

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 1999

     The Annual Meeting of Stockholders (the "Annual Meeting") of Cobb Resources Corporation (the "Company") will be held in the Azalea Conference Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas 77054, on February 8, 1999 at 10:00 AM (CST) for the following purposes:

     (1)     To  elect  three  (3)  directors.

     (2) To ratify the selection of Ham, Langston & Brezina, L.L.P. as the Company's independent auditor for the fiscal year ending June 30, 1999.

     (3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on December 21, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                    /s/  Charles  Cobb  IV
                    Chairman  of  the  Board  and
                    President

December  22,  1998
West  Columbia,  Texas

                           COBB RESOURCES CORPORATION
                                302 EAST JACKSON
                           WEST COLUMBIA, TEXAS  77486

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Cobb Resources Corporation, a New Mexico corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held in the Azalea Conference Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas 77054, on February 8, 1999 at 10:00 AM (CST) and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about December 22, 1998. The cost of solicitation of proxies is being borne by the Company.

     The close of business on December 21, 1998 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 8,534,257 shares of the registrant's common stock, par value $0.10 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a one-third of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy and entitled to vote at the Annual Meeting in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification in Number 2 of Ham, Langston & Brezina, L.L.P. as the company's independent auditor for the fiscal year ending June 30, 1999

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (ii) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            ---------------------------------------------------------
             (1)  TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
            ---------------------------------------------------------

NOMINEES  FOR  DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Charles  Cobb  IV,  age  69,  serves  as Chairman, President and CEO of the
     -----------------
Company.  He  has  been  a Director and the President of the Company since 1992.

     H.  Wesley  Griggs, age 50,  has been a Director of the Company since 1992.
     ------------------
Mr.  Griggs  has  been an attorney licensed to practice law in Texas since 1974.
Mr. Griggs has a B.A. Degree from Rice University and a J.D. Degree from the University of Texas.

     Christy Foster, age 29, has been a Director of the Company since 1992. From
     --------------
1992 until 1993, Ms. Foster was a travel agent with CUC International. During 1994, Ms. Foster attended Sam Houston State University. During 1995, Ms. Foster was with Court's Saddlery in a sales position. During 1996, Ms. Foster attended Stephen F. Austin State University. Beginning in 1997 through the present, Ms. Foster has been employed at East Texas Tack and Veterinarian Supply as a sales representative.

     Mr. Cobb is the father of Ms. Foster and the uncle of Mr. Griggs. Ms. Foster and Mr. Griggs are cousins.

RELATED  TRANSACTIONS

     The current Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company has no compensation committee, no audit committee and no nominating committee. Decisions concerning executive officer compensation for 1998 were made by Mr. Cobb, who is the only director of the Company who is also an officer of the Company.

     The Board of Directors took action by unanimous consent on one occasion during the fiscal year ended June 30, 1998. There were no meetings of the Board during this period.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     The Company believes all persons so required to, have complied with Section 16(a) of the Securities Exchange Act of 1934.

EXECUTIVE  COMPENSATION

                                 SUMMARY  COMPENSATION  TABLE

                                                        LONG-TERM
                                                     COMPENSATION  AWARDS
                                                                                              ALL
                                                                   SECURITIES   PAYOUTS       OTHER
NAME  AND           ANNUAL  COMPENSATION             RESTRICTED    UNDERLYING                 COM-
PRINCIPAL                                            STOCK         OPTIONS/     LTIPS         PENSA-
POSITION         YEAR  SALARY     BONUS     OTHER    AWARDS        SARS         PAYOUTS       TION
CEO              1998  $127,235     -0-      -0-      -0-           -0-          -0-          -0-
Charles Cobb IV  1997  63,420       -0-      -0-      -0-           -0-          -0-          -0-
                 1996  34,009       -0-      -0-      -0-           -0-          -0-          -0-

                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                                  FY-END OPTION/SAR VALUES


                                                  Number Of
                                                  Securities                  Value Of
                                                  Underlying                  Unexercised
                                                  Unexercised                 In-The-Money
                                                  Options/SARs At             Options/SARs At
                                                  Fiscal Year-End             Fiscal Year-End
                  Shares            Value             (#)                          ($)
                  Acquired On       Realized      Exercisable/                Exercisable/
Name              Exercise (#)        ($)         Unexercisable               Unexercisable
Charles Cobb IV  -0-                 -0-          250,000 / -0-               $ 10,000 / -0-

DIRECTOR  COMPENSATION

     The Company does not currently pay any cash director's fees, but it pays the expenses, if any, of its directors in attending board meetings.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information as of November 20, 1998 respect to the beneficial ownership of shares of Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                NUMBER OF          PERCENT     CLASS OF
NAME                            SHARES OWNED       OF CLASS    SECURITIES
---------------------------  --------------------  ----------  -------------
Charles Cobb IV . . . . . .         4,250,000 (*)       49.8%  Common Stock
302 East Jackson
West Columbia, Texas 77486

H. Wesley Griggs. . . . . .               -0-            -0-   Common Stock
302 East Jackson
West Columbia, Texas 77486

Christy Foster. . . . . . .               -0-            -0-   Common Stock
302 East Jackson
West Columbia, Texas 77486

All Directors and
Executive Officers
as a group (3). . . . . . .         4,250,000           49.8%  Common Stock

-----------------------
(*)     Includes an option to purchase 250,000 shares of the Company's common stock at an exercise price  of  $0.06  per  share  which  is  presently  exercisable  and  expires  on  July  10, 2004.

            ---------------------------------------------------------

        (2)  TO RATIFY THE SELECTION OF   HAM, LANGSTON & BREZINA, L.L.P.
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                    FOR THE FISCAL YEAR ENDING JUNE 30, 1999
            ---------------------------------------------------------

     The Board of Directors has selected Ham, Langston & Brezina, L.L.P. as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Ham, Langston & Brezina, L.L.P., independent auditor of the Company for the fiscal year ending June 30, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Ham, Langston & Brezina, L.L.P. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 1999.

     A representative of Ham, Langston & Brezina, L.L.P. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of Ham, Langston & Brezina, L.L.P. as independent auditor for fiscal year ending June 30, 1999.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Effective June 11, 1998, the Company engaged Ham, Langston & Brezina, L.L.P. ("Ham, Langston & Brezina") as its independent accountants. The decision to engage Ham, Langston & Brezina as the Company's independent accountants was recommended and approved by the chairman of the Company's Board of Directors.

     Coopers & Lybrand, L.L.P. last reported on the Company's financial statements for the fiscal year ended June 30, 1992 and such report did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. However, the Company has not engaged an independent accountant since that date until June, 1998 when the Company engaged Ham, Langston & Brezina.

     During the Company's last two fiscal years ended June 30, 1998 and 1997 and the subsequent interim period preceding the decision to engage independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D)  of  Section  304  of  Regulation  S-K.

     Effective June 11, 1998, the Company engaged Ham, Langston & Brezina as its independent accountant. During the last two fiscal years ended June 30, 1998 and 1997 and the subsequent interim period preceding the decision to engage independent accountants, neither the Company nor anyone on its behalf consulted Ham, Langston & Brezina regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor has Ham, Langston & Brezina provided to the Company a written report or oral advice regarding such principles or audit opinion.

            ---------------------------------------------------------

                               (3)  OTHER MATTERS

            ---------------------------------------------------------

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Stockholders is May 31, 1999.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                    /s/  Charles  Cobb  IV
                    Chairman  of  the  Board  and
                    President
West  Columbia,  Texas

                                      PROXY

                           COBB RESOURCES CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 1999

     The undersigned hereby appoints Charles Cobb IV and H. Wesley Griggs, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Cobb Resources Corporation held of record by the undersigned on December 21, 1998, at the Annual Meeting of Stockholders to be held in the Azalea Conference Room of the Holiday Inn Astrodome, 8111 Kirby Drive, Houston, Texas 77054, on February 8, 1999 at 10:00 AM (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.


     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.


1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
--------------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
----------------------------------------------------------------

| |  FOR  all  nominees  listed         | |  WITHHOLD  authority  to
     below  except  as  marked               vote  for  all  nominees
     to  the  contrary                       below


     Charles Cobb IV             H. Wesley Griggs             Christy Foster


2. PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


| |  FOR       | |  AGAINST       | |  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


| |  FOR       | |  AGAINST       | |  ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-------------------                     -----------------------------------
Number  of                              Signature
Shares  Owned

                                        -----------------------------------
                                        (Typed  or  Printed  Name)


                                        -----------------------------------
                                        Signature  if  held  jointly


                                        -----------------------------------
                                       (Typed  or  Printed  Name)


                                        DATED:
                                                ---------------------------

     THIS  PROXY  MAY  BE  REVOKED  AT  ANY  TIME  BEFORE  IT  IS  VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.